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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             SUMMIT SECURITIES, INC.
             (Exact name of registrant as specified in its charter)

          Idaho                                           82-0438135
--------------------------                     ---------------------------------
(State of incorporation or                     (IRS Employer Identification No.)
organization)

                    601 West 1st Ave, Spokane, WA 99201-5015
                    ----------------------------------------
                    (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                              Name of each exchange on which
to be so registered                              each class is to be registered

9.50% Notes due 2005                             Pacific Exchange, Inc.



If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /X/

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. / /

Securities Act registration statement file number to which this form relates:
333-40074 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                ----------------
                                (Title of Class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     The securities registered on this Form 8-A are described under the heading "DESCRIPTION OF THE NOTES" on pages 13-18 of the Prospectus contained in Pre-effective Amendment No. 1 to the form S-2 Registration Statement, Registration No. 333-40074, filed by the Registrant with the Securities and Exchange Commission on August 10, 2000. Such description is incorporated herein by reference in its entirety.

ITEM 2. EXHIBITS

N/A

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       SUMMIT SECURITIES, INC.


Date: October 16, 2000                 By /s/ Tom Turner
                                          --------------------------------
                                          Tom Turner, President